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                                                                   Exhibit 10.2


                                                                        ANNEX I


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


       THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of April 18, 2001, among Charles River Laboratories, Inc., a Delaware corporation (the "BORROWER"), Charles River Laboratories International, Inc. (f/k/a Charles River Laboratories Holdings, Inc.), a Delaware corporation ("HOLDCO"), Credit Suisse First Boston (as successor in interest to DLJ Capital Funding, Inc.), as lead arranger, as sole book runner and as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders (as defined below), and Fleet National Bank (as successor in interest to Union Bank of California, N.A.), as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                              W I T N E S S E T H:

       WHEREAS, the Borrower, Holdco, certain financial institutions (together with their respective successors and assigns, the "LENDERS"), the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of February 2, 2001 (as heretofore modified and supplemented and in effect from time to time, the "EXISTING CREDIT AGREEMENT" and as further amended hereby, the "CREDIT AGREEMENT");

       WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Existing Credit Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

       SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

       "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

       "AMENDMENT" is defined in the PREAMBLE.

       "AMENDMENT EFFECTIVE DATE" is defined in SUBPART 3.1.

       "BORROWER" is defined in the PREAMBLE.

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       "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

       "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

       "HOLDCO" is defined in the PREAMBLE.

       "LENDERS" is defined in the FIRST RECITAL.

       "SYNDICATION AGENT" is defined in the PREAMBLE.

       SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement.


                                     PART II
                         AMENDMENTS TO CREDIT AGREEMENT

       Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except to the extent amended by this Amendment, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

       SUBPART 2.1. AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is amended as set forth in this Subpart 2.1.

       (a) The following definitions are added to such Article and inserted in the appropriate alphabetical order:

            "AMENDMENT NO. 1" means Amendment No. 1 to Credit Agreement, dated as of April 18, 2001, among the Borrower, Holdco and the Agents, which amendment was consented to by the Lenders constituting the Required Lenders.

       (b) The definition of "Change in Control" is hereby amended and restated in its entirety as follows:

            (i) "CHANGE IN CONTROL" means the failure of Holdco at any time to own, free and clear of all Liens and encumbrances (other than Liens of the types permitted to exist under CLAUSES (b), (d) and (g) of SECTION 7.2.3), all right, title and interest in 100% of the Capital Stock of the Borrower; (ii) any "person" or "group" (as such terms are used in Rule 13d-5 of the Exchange Act, and Sections 13(d) and 14(d) of the Exchange
       Act) of persons (other than DLJMBP and its Affiliates or members of management of the

                                      -2-

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       Borrower) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 30% of the total voting power in the aggregate of all classes of Capital Stock of Holdco then outstanding entitled to vote generally in elections of directors of Holdco; or (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Holdco (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower was approved by DLJMBP and its Affiliates or a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdco then in office.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

       SUBPART 3.1. AMENDMENT EFFECTIVE DATE. This Amendment shall become effective as of March 15, 2001 (the "AMENDMENT EFFECTIVE DATE") when the Agents shall have received counterparts of this Amendment, duly executed by the Borrower, Holdco, the Syndication Agent and the Administrative Agent on behalf of the Required Lenders who shall have delivered to the Administrative Agent their written consent to the amendments, as explicitly set forth herein and subject to the terms hereof.


                                     PART IV
                                  MISCELLANEOUS

       SUBPART 4.1. EXPENSES. The Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

       SUBPART 4.2. BORROWER REPRESENTATION AND WARRANTY. The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that:

            (a) on the Amendment Effective Date, after giving effect to this Amendment, all representations, warranties and other statements set forth in Article VI of the Existing Credit Agreement, as then amended by this Amendment, are true and correct as of such date, except to the extent that such representation, warranty or statement expressly relates to an earlier date (in which case such representation, warranty or statement shall have been true and correct on and as of such earlier date); and

            (b) this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy,

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       insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

       SUBPART 4.3. LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

       SUBPART 4.4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       SUBPART 4.5. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

       SUBPART 4.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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       IN WITNESS WHEREOF, the parties S-1 S-1 hereto have executed and delivered this Amendment as of the date first above written.


BORROWER:                               CHARLES RIVER LABORATORIES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


HOLDCO:                                 CHARLES RIVER LABORATORIES
                                          INTERNATIONAL, INC. (f/k/a Charles
                                          River Laboratories Holdings, Inc.)


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


AGENTS:                                 CREDIT SUISSE FIRST BOSTON (as
                                          successor in interest to DLJ Capital
                                          Funding, Inc.), as Syndication Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        FLEET NATIONAL BANK,
                                          as Administrative Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: